UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2018
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36505 (Commission File Number)	46-5001985 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Introductory Note
As previously announced, on March 29, 2018, the board of directors of the general partner (the “General Partner”) of Viper Energy Partners LP (“Viper”) unanimously approved a change in Viper’s federal income tax status from that of a pass-through entity to that of a taxable entity via a “check the box” election (the “Tax Election”). In connection with making this election, on May 9, 2018, Viper (i) amended and restated its First Amended and Restated Limited Partnership Agreement, (ii) amended and restated the First Amended and Restated Limited Liability Company Agreement of Viper Energy Partners LLC (the “Operating Company”), (iii) amended and restated its existing registration rights agreement with Diamondback Energy, Inc. (“Diamondback”) and (iv) entered into an exchange agreement with Diamondback, the General Partner and the Operating Company (the “Exchange Agreement”), each as further described below. In addition, Viper, as borrower, and the Operating Company, as guarantor, entered into the Sixth Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement (the “Sixth Amendment”), as further described below.
Simultaneously with the effectiveness of these agreements, Diamondback delivered and assigned to Viper the 73,150,000 common units representing limited partner interests in Viper (the “Common Units”) it owned in exchange for (i) 73,150,000 of Viper’s newly-issued Class B Units (the “Class B Units”) and (ii) 73,150,000 newly-issued units of the Operating Company (the “OpCo Units”) pursuant to the terms of the previously announced Recapitalization Agreement dated March 28, 2018 (as amended, the “Recapitalization Agreement”). Immediately following that exchange, Viper continued to be the managing member of the Operating Company, with sole control of its operations, and owned approximately 36% of the outstanding units issued by the Operating Company, and Diamondback owned the remaining approximately 64% of the outstanding units issued by the Operating Company. The OpCo Units and Class B Units owned by Diamondback are exchangeable from time to time for Common Units (that is, one OpCo Unit and one Class B Unit, together, are exchangeable for one Common Unit).
On May 10, 2018, the change in Viper’s income tax status became effective. On that date, pursuant to the terms of the Recapitalization Agreement, (i) the General Partner made a cash capital contribution to Viper of $1.0 million in respect of its general partner interest (the “Additional GP Capital Contribution”) and (ii) Diamondback paid $1.0 million to Viper as additional consideration with respect to its Class B Units (the “Additional Diamondback Consideration”). Diamondback, as the holder of the Class B Units, and the General Partner, as the holder of the general partner interest, are entitled to receive cash preferred distributions equal to 8% per annum on the outstanding amount of their respective $1.0 million capital contributions, payable quarterly.
Also on May 10, 2018, pursuant to the terms of the Exchange Agreement, as amended, Diamondback exchanged 731,500 of its Class B Units and 731,500 of its OpCo Units for 731,500 Common Units and a cash amount of $10,000, representing a proportionate return of the Additional Diamondback Consideration. The General Partner, a wholly-owned subsidiary of Diamondback, continues to serve as Viper’s general partner. Accordingly, Diamondback continues to control Viper. None of the transactions undertaken as part of the change in Viper’s tax status are expected to be taxable to Viper. Following the effectiveness of the Tax Election and the completion of the related transactions, Viper’s minerals business continues to be conducted through the Operating Company, which is taxed as a partnership for federal and state income tax purposes. This structure is anticipated to provide significant benefits to Viper’s business, including operational effectiveness, acquisition and disposition transactional planning flexibility and income tax efficiency. The foregoing transactions, other than the Tax Election, are being referred to herein as the “Recapitalization Transaction.”
Item 1.01. Entry into a Material Definitive Agreement.
Exchange Agreement
Simultaneously with the closing of the Recapitalization Transaction, Viper, Diamondback, the General Partner and the Operating Company entered into the Exchange Agreement. Simultaneously with the effectiveness of the Tax Election, Viper, Diamondback, the General Partner and the Operating Company entered into the First Amendment to the Exchange Agreement (as so amended, the “Amended Exchange Agreement”). Pursuant to the Amended Exchange Agreement but subject to certain conditions described in the Second Amended and Restated Limited Liability Company Agreement (as defined below), Diamondback may, at any time and from time to time at its discretion, tender Class B Units, which must be accompanied by an equal number of OpCo Units (one Class B Unit and one OpCo Unit is hereinafter referred to as a “Tendered Unit”), to Viper for redemption (each a “Redemption”). In a Redemption, Diamondback, subject to adjustment in the event of splits or combinations of units, distributions of warrants or other unit purchase rights, specified extraordinary distributions and similar events, will receive from Viper one Common Unit for each Tendered Unit and a cash amount representing a proportionate return of the Additional Diamondback Consideration in exchange for the Tendered Units. In addition, Viper may offer to purchase some or all of the Tendered Units from Diamondback for cash, subject to the approval of the conflicts committee of the General Partner.

The preceding summary of the Amended Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement and the First Amendment to the Exchange Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Registration Rights Agreement
Simultaneously with the closing of the Recapitalization Transaction, Viper and Diamondback entered into the Amended and Restated Registration Rights Agreement, dated as of May 9, 2018 (the “Amended and Restated Registration Rights Agreement”). The Amended and Restated Registration Rights Agreement amends the definition of “Registrable Securities” to include Common Units acquired or that may be acquired by Diamondback in accordance with the Exchange Agreement. In addition, whenever a holder has requested that any Registrable Securities be registered under the Amended and Restated Registration Rights Agreement or has initiated an underwritten offering, the Amended and Restated Registration Rights Agreement requires such holder, if applicable, to cause such Registrable Securities to be exchanged into Common Units in accordance with the terms of the Exchange Agreement before or substantially concurrently with the sale of such Registrable Securities.
The preceding summary of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment to Credit Agreement
On May 9, 2018, Viper, as borrower, and the Operating Company, as guarantor, entered into the Sixth Amendment, which amended the Credit Agreement, dated as of July 8, 2014, with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (as amended, supplemented or otherwise modified to the date thereof, and as further amended by the Sixth Amendment, the “Credit Agreement”). The Sixth Amendment, among other things, amends the Credit Agreement to allow the Operating Company to (i) pay dividends and distributions to its equity holders other than Viper, subject to certain conditions, and (ii) issue nonvoting Units (as defined in the Second Amended and Restated Limited Liability Company Agreement).
The preceding summary of the Sixth Amendment is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment to Recapitalization Agreement
On May 9, 2018, Diamondback, Viper, the General Partner and the Operating Company entered into the First Amendment to Recapitalization Agreement (the “First Amendment to the Recapitalization Agreement”). The First Amendment to the Recapitalization Agreement provides for certain amendments to the post-closing obligations of the parties thereto and obligated (i) Diamondback to pay the Additional Diamondback Consideration and (ii) the General Partner to contribute the Additional GP Capital Contribution, each to occur following consummation of the Recapitalization Transaction and immediately after effectiveness of the Tax Election.
The preceding summary of the First Amendment to the Recapitalization Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above under the caption “Amendment to Credit Agreement” is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
As previously reported, in connection with the Recapitalization Transaction (i) Viper agreed to issue 73,150,000 Class B Units and (ii) the Operating Company agreed to issue 73,150,000 OpCo Units, in each case, to Diamondback pursuant to the terms of the Recapitalization Agreement in exchange for the tender by Diamondback of the 73,150,000 Common Units owned by Diamondback to Viper. This exchange, the terms of which are described in more detail in the Introductory Note to this Current Report on Form 8-K and incorporated herein by reference, occurred on May 9, 2018. In addition, on May 10, 2018, Viper issued 731,500 Common Units to Diamondback in exchange for 731,500 Class B Units and 731,500 OpCo Units, the terms of which transaction are also described in the Introductory Note above and incorporated herein by reference. The issuance of the foregoing units was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.
Item 3.03. Material Modification to Rights of Security Holders
The information set forth in Item 5.03 is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Second Amended and Restated Partnership Agreement of Viper
Simultaneously with the closing of the Recapitalization Transaction, the General Partner executed the Second Amended and Restated Agreement of Limited Partnership of Viper (the “Second Amended and Restated Partnership Agreement”).
The primary purpose of the amendments in the Second Amended and Restated Partnership Agreement was to delete or amend provisions of the First Amended and Restated Partnership Agreement to reflect Viper’s U.S. federal income tax classification as an entity taxable as a corporation upon the effective date of the Tax Election (the “Tax Amendments”). In addition to the Tax Amendments, certain additional amendments to the First Amended and Restated Partnership Agreement (the “Additional Amendments”) were made, which are principally focused on (i) deleting references to and amending provisions concerning certain agreements that existed and facts and definitions that were current at the time the First Amended and Restated Partnership Agreement was adopted, which agreements are no longer in existence and which facts and definitions are no longer current and (ii) the creation and rights of the Class B Units and their issuance. None of the Tax Amendments and Additional Amendments altered the distribution and voting rights of Viper’s public unitholders under the First Amended and Restated Partnership Agreement.
Simultaneously with the effectiveness of the Tax Election, on May 10, 2018, the General Partner executed the First Amendment to the Second Amended and Restated Partnership Agreement (the “First Amendment”). The First Amendment provides for the payment of the Additional Diamondback Consideration and the Additional GP Capital Contribution. In addition, the First Amendment provides that (i) holders of Class B Units are entitled to receive cash preferred distributions equal to 8% per annum payable quarterly on the Additional Diamondback Consideration and (ii) the General Partner is entitled to receive cash preferred distributions equal to 8% per annum payable quarterly on the Additional GP Capital Contribution.
The preceding summary of the Second Amended and Restated Partnership Agreement and the First Amendment is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Second Amended and Restated Limited Liability Company Agreement of the Operating Company
Simultaneously with the closing of the Recapitalization Transaction, Viper and Diamondback executed the Second Amended and Restated Limited Liability Company Agreement of the Operating Company (the “Second Amended and Restated Limited Liability Company Agreement”).
The primary purpose of amending and restating the First Amended and Restated Limited Liability Company Agreement of the Operating Company was to reflect the consummation of the Recapitalization Transaction and to implement provisions providing for a multi-member limited liability company. As a result of the Recapitalization Transaction and having two members, the Operating Company is being treated as a continuation of an existing partnership for U.S. federal income tax purposes. Pursuant to the Second Amended and Restated Limited Liability Company Agreement, Viper is the managing member and Diamondback is the non-managing member. The non-managing member has no voting rights, but it is entitled to distributions.
The Second Amended and Restated Limited Liability Company Agreement also reflects additional tax provisions to provide that the Operating Company (i) maintains a capital account for each member, (ii) except for the special allocation described below, generally allocates income and losses of the Operating Company based on the members’ respective percentage interest in the Operating Company, (iii) provides the tax characterization of the Operating Company as a continuation of an existing partnership, (iv) requires that the Operating Company file tax returns and provide certain information to its members and (v) upon liquidation, distributes cash or property to the members in accordance with their respective capital account balances. The Second Amended and Restated Limited Liability Company Agreement also reflects an agreement between Diamondback and Viper to specially allocate to Diamondback priority allocations of $300 million of the Operating Company’s income and gains over losses and deductions (but before depletion) over the next four taxable years.

At any time, the non-managing member may exchange its OpCo Units (together with its Class B Units) for Common Units pursuant to and in accordance with the Exchange Agreement and the Second Amended and Restated Partnership Agreement upon a good faith written determination by Viper, based on the most current practically available geological data, that there is sufficient net built-in gains or net built-in losses (or items thereof) attributable to Viper’s assets to make an allocation pursuant to the Second Amended and Restated Limited Liability Company Agreement to equalize the members’ capital account equal to its percentage interests. The Second Amended and Restated Limited Liability Company Agreement also provides for additional transfer restrictions of OpCo Units.
The preceding summary of the Second Amended and Restated Limited Liability Company Agreement is qualified in its entirety by reference to the text of such agreement, a copy of which is attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibits

Number	Exhibit
3.1	Second Amended and Restated Agreement of Limited Partnership of Viper Energy Partners LP, dated as of May 9, 2018.
3.2	First Amendment to Second Amended and Restated Agreement of Limited Partnership of Viper Energy Partners LP, dated as of May 10, 2018.
3.3	Second Amended and Restated Limited Liability Company Agreement of Viper Energy Partners LLC, dated as of May 9, 2018.
4.1	Amended and Restated Registration Rights Agreement, dated as of May 9, 2018, by and between Viper Energy Partners LP and Diamondback Energy, Inc.
10.1	Exchange Agreement, dated as of May 9, 2018, by and among Diamondback Energy, Inc., Viper Energy Partners LLC, Viper Energy Partners GP LLC and Viper Energy Partners LP.
10.2	First Amendment to Exchange Agreement, dated as of May 10, 2018, by and among Diamondback Energy, Inc., Viper Energy Partners LLC, Viper Energy Partners GP LLC and Viper Energy Partners LP.
10.3
Sixth Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement, dated as of May 9, 2018, by and among Viper Energy Partners LP, as borrower, Viper Energy Partners LLC, as guarantor, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

10.4	First Amendment to Recapitalization Agreement dated as of May 9, 2018, by and among Diamondback Energy, Inc., Viper Energy Partners LLC, Viper Energy Partners GP LLC and Viper Energy Partners LP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	May 15, 2018

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary